Exhibit 99.1

NANO Nuclear’s KRONOS MMR™ and the University of Illinois Urbana-Champaign Advance to Next Regulatory Milestone as U.S. NRC Formally Accepts Construction Permit Application for Review

Acceptance by the U.S. Nuclear Regulatory Commission initiates formal licensing process for KRONOS MMR™ system deployment at the University of Illinois, and solidifies the KRONOS MMR™ system as the first commercially-ready microreactor to reach this milestone

New York, N.Y., May 20, 2026 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear micro modular reactor and technology company focused on developing clean energy solutions, today announced that the U.S. Nuclear Regulatory Commission (NRC) has formally accepted the previously submitted Construction Permit Application (CPA) for the deployment of the Company’s KRONOS MMR™ at the University of Illinois Urbana-Champaign (U. of I.).

Figure 1 - NANO Nuclear Energy Celebrates KRONOS MMR™ Micro Modular Reactor Event to commemorate the start of real world site-characterization in partnership with and at the University of Illinois Urbana-Champaign (U. of I.) through The Grainger College. The event also featured remarks from NANO Nuclear’s executive management, senior U of I leadership, representatives from engineering, construction and commercial stakeholders and former U.S. Military Leaders. Credit to Heather Coit/Illinois Grainger Engineering.

The CPA was submitted to the NRC on March 31, 2026 by the U. of I., NANO Nuclear’s partner for the planned full-scale KRONOS MMR™ reactor at the university. Acceptance of the CPA signifies the application contains sufficient information for the NRC to begin its formal safety, environmental, and technical review process. The original submission and the NRC’s formal acceptance represent a major advancement toward construction, licensing and deployment of the KRONOS MMR™ system.

The KRONOS MMR™ system is now among a small group of Generation IV advanced nuclear reactors, and the Company believes, the first commercially-ready microreactor to progress to the CPA stage of the U.S. NRC’s formal licensing process. Based on NANO Nuclear’s current understanding of the anticipated scope and review process, the Company estimates the NRC formal review will be completed in 2027, providing the opportunity for NANO Nuclear to begin nuclear construction activities at the U. of I. in the second half of 2027.

NANO Nuclear believes this milestone further reinforces the KRONOS MMR™’s position among advanced microreactor programs progressing through U.S. regulatory pathways and highlights the Company’s broader strategy of accelerating commercialization through early regulatory engagement, engineering advancement, and partnerships.

Figure 2- Rendering of NANO Nuclear Energy’s KRONOS MMR™ Energy System on the U. of I. Campus.

“Acceptance of the Construction Permit Application for review confirms that the NRC has determined the submission contains the information necessary to begin detailed technical evaluation,” said Florent Heidet, Chief Technical Officer of NANO Nuclear Energy. “Advancing to this stage reflects years of engineering, regulatory engagement, and disciplined execution, as well as the substantial work required to support formal review of an advanced reactor design. Entering the NRC review process is an important progression for the KRONOS MMR™ program and further reinforces our transition from development toward deployment. We believe milestones such as this increasingly distinguish advanced reactor developers progressing toward deployment from those still early in the development pathway. We look forward to working closely with U. of I., our engineering partners, and the NRC throughout the review process.”

“Acceptance of the Construction Permit Application for formal NRC review represents another important milestone for the KRONOS MMR™ program and further demonstrates the progress required to advance next-generation reactor technologies toward deployment,” said Jay Yu, Founder and Chairman of NANO Nuclear Energy. “Since NANO Nuclear’s inception, our strategy has centered on building a platform designed for long-term, scalable deployment of advanced nuclear technologies. We believe entering formal NRC review reinforces the maturity of our approach and marks continued progress toward making microreactor deployments a commercial reality. As we advance through the regulatory process, our teams are increasingly focused on activities supporting future deployment readiness, including advancing supply chain engagement and procurement discussions for key reactor systems and long-lead components, as well as business development. At the same time, our engineering teams remain focused on developing a reduced-scale, non-nuclear KRONOS MMR™ engineering demonstration unit at our newly renovated technical facility in Oak Brook, Illinois, supporting continued design refinement and technology validation.”

“The NRC’s acceptance of our Construction Permit Application marks a significant step forward for the Illinois Microreactor Demonstration Project and for the future of advanced nuclear energy in the United States. At Grainger Engineering, we believe universities play a vital role in accelerating innovation, developing the next generation workforce, and demonstrating technologies that can address critical energy and national needs,” said Caleb Brooks, Professor and Donald Biggar Willett Faculty Scholar of Nuclear, Plasma and Radiological Engineering at the U. of I.’s Grainger College of Engineering. “We look forward to continuing our work with NANO Nuclear and our engagement with the NRC throughout the review process as we work to further position U. of I. as a leader in future advanced energy technologies.”

KRONOS MMR™ is NANO Nuclear’s proprietary, stationary high-temperature gas-cooled microreactor under development, designed to provide clean, reliable energy for applications including data centers, industrial facilities, remote communities and mining projects, and military bases, in addition to process heat for various end markets.

About NANO Nuclear Energy, Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is a North American advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel supply chain, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include the proprietary KRONOS MMR™ Energy System, a stationary high-temperature gas-cooled reactor that is in construction permit pre-application engagement U.S. Nuclear Regulatory Commission (NRC) in collaboration with University of Illinois Urbana-Champaign, “ZEUS”, a portable solid core battery reactor, and the space focused, portable LOKI MMR™, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micronuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

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About The Grainger College of Engineering

The Grainger College of Engineering at the University of Illinois Urbana-Champaign is one of the world’s top-ranked institutions and a globally recognized leader in engineering and computing education, research and public engagement. With a diverse, tight-knit community of faculty, students and alumni, Grainger Engineering sets the standard for excellence in engineering and computing, driving innovation in the economy and bringing revolutionary ideas to the world. Through robust research and discovery, our faculty, staff, students and alumni are changing our world and making advances once only dreamed about, including the MRI, LED, ILIAC, Mosaic, YouTube, PayPal, flexible electronics, electric machinery, miniature batteries, imaging the black hole and flight on Mars. The world’s brightest minds from The Grainger College of Engineering tackle today’s toughest challenges. And they are building a better, cooler, safer tomorrow. Visit the Grainger Engineering website for more information.

Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management and collaborators in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “explore,” “plans”, “aim,” “goal,” “believes”, “potential”, “will”, “should”, “could”, “would” or “may” or derivations of these words and other words of similar meaning about the future. In this press release, forward-looking statements include those relating to the timeline for the NRC’s review of the CPA and the anticipated commencement of construction the KRONOS MMR™ prototype at the U. of I., as well as statements regarding the Company’s development, regulatory and commercial plans generally. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”), U.S. Nuclear Regulatory Commission (“NRC”), Canadian Nuclear Safety Commission (“CNSC”) or related state or other U.S. or non-U.S nuclear licensing submissions, (ii) risks related the development of new or advanced technology and the acquisition of complementary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE, and the NRC, including those associated with the recently enacted ADVANCE Act and the May 23, 2025 Executive Orders seeking to streamline nuclear regulation, and (vi) similar risks and uncertainties associated with the operating a developing business a highly regulated, competitive and rapidly evolving industry, including that our plans may change and we may use our cash on hand faster or in different ways than anticipated as our business requires. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.